Prospectus Supplement	January 15, 2015

Putnam Research Fund
Prospectus dated November 30, 2014

The sub-section Your fund’s management in the section Fund summary and the subsection The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Kelsey Chen, Neil Desai, Kathryn Lakin, Ferat Ongoren and Walter Scully.

Ms. Cavanaugh, who joined the fund in December 2014, has been employed by Putnam Management as an Analyst since December 2012. From February 2005 through December 2011, she was employed by Janus Capital Group as a Senior Equity Analyst.

Ms. Lakin, who joined the fund in December 2014, has been employed by Putnam Management as Assistant Director of Global Equity Research since April 2012. From July 2008 through April 2012, she was employed by Fidelity Investments as an Analyst.

Additional information regarding the other portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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